EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 7, 1997, included in GT Interactive Software Corp.'s
Annual Report on Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this Registration Statement.

                                                    /S/ ARTHUR ANDERSEN LLP

New York, New York
October 29, 1997